UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 14, 2005


                                ACNB CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                0-11783                          23-2233457
----------------          ----------------                   --------------
 (State or other           (Commission                      (IRS Employer
  jurisdiction of           File Number)                     Identification No.)
  incorporation)

 16 Lincoln Square, Gettysburg, PA                                  17325
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(Address of principal executive offices)                          (Zip Code)

                                 (717) 334-3161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                ACNB CORPORATION
                           CURRENT REPORT ON FORM 8-K

         ITEM 2.02  Results of Operations and Financial Condition

         Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Section 2 - Financial Information, the Corporation has furnished the information required by Item 2.02.


         ITEM 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit Number    Description
         --------------    -----------
         99.1              Press Release dated November 10, 2005, issued by
                           ACNB Corporation



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ACNB CORPORATION



         Date:  November 17, 2005                    BY: /s/ Thomas A. Ritter
                                                         ----------------------
                                                         Name:  Thomas A. Ritter
                                                         Title:  President/CEO